Valneva SE 6-K

Exhibit 10.6

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Amendment No. 2 to Agreement
(“Amendment No. 2”)

Amendment No. 2 Date:	10 November 2021
Name of Original Agreement:	The Research Collaboration and License Agreement (the “Original Agreement,” and together with any previous amendments which may be described below, the “Agreement”)
Effective Date of Original Agreement:	April 29, 2020 (“Effective Date”)
Parties:	Pfizer Inc. (“Pfizer”) and Valneva Austria GmbH (“Valneva”)
Dates of Previous Amendment(s):	14 July 2021

WHEREAS, On 14 July 2021, the Parties entered into an amendment to the Agreement (“Amendment No. 1”). On 10 November the Parties entered into another amendment to the Agreement and this second amendment was incorrectly headed “Amendment No. 1” and the Parties now wish to delete the Amendment No. 1 dated 10 November 2021 in its entirety and replace it with this Amendment No. 2;

WHEREAS, As a result of updated set-up/timelines for the New Phase 2 Clinical Trial (VLA15-221) the parties have agreed to transfer the IND on a date certain to help support Pfizer’s future development and planning of Clinical Trials of the Vaccine (each as defined in the Agreement);

WHEREAS, the parties hereto desire to amend, among other things, certain terms of the Agreement reflecting the accelerated timing of the transfer of the IND.

NOW, THEREFORE, in order to accommodate the desired amendment(s), the parties hereby agree as follows:

1.	Defined Terms. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement.

2.	Amendment(s) to the Agreement.

2.1.	Section 4.2.6(e) of the Agreement is hereby amended and replaced in its entirety with the following new Section 4.2.6(e):

4.2.6(e). transfer the IND for the Vaccine to Pfizer not later than [***];

2.2.	Section 5.2 of the Agreement is hereby amended and replaced in its entirety with the following new Section 5.2:

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5.2. Valneva Phase 2 Clinical Trials.

5.2.1. Valneva shall continue to act as the sponsor of the Valneva On-Going Phase 2 Clinical Trials until such time as Valneva transfers the IND relating to the Vaccine to Pfizer pursuant to Section 4.2.6(e). Valneva will be solely responsible for all Costs associated with the Valneva On-Going Phase 2 Clinical Trials incurred prior to, and after IND transfer.

5.2.1(a).       Upon Valneva transferring the IND relating to the Valneva Phase 2 Clinical Trials to Pfizer, Pfizer shall become the regulatory sponsor of such IND and any and all clinical trials conducted in relation to the IND or to the Vaccine.

5.2.1(b).       Subject to the terms of this Agreement, coincident with Valneva transferring the IND relating to the Valneva Phase 2 Clinical Trials to Pfizer, Pfizer will transfer to Valneva responsibility for such obligations of sponsorship as are mutually agreed between the Parties, to enable Valenva’s uninterrupted conduct of the Valneva Phase 2 Clinical Trials.

5.2.1(c)       Prior to Pfizer transferring to Valneva any obligations of sponsorship, the Parties will mutually agree upon a plan (“Transfer Plan”) which will set forth in detail the nature and scope of each Party’s responsibilities with respect to the Valneva Phase 2 Clinical Trials following transfer of the IND. Once agreed upon, the Transfer Plan will be incorporated by reference into this Agreement and may only be amended with the unanimous consent of both parties, which may be provided either in writing, or orally at a meeting of the Joint Development Committee and recorded in the minutes thereof. The head terms of such Transfer Plan is attached hereto as Exhibit A.

5.2.2. After transfer of the IND pursuant to Section 4.2.6(e), Valneva shall ensure that the Valneva Phase 2 Clinical Trials are performed in accordance with this Agreement, the applicable protocols and all Applicable Law, including GCP. In the event that any Regulatory Authority, ethics committee or institutional review board makes inquiries relating to any aspect of the Valneva Phase 2 Clinical Trials, including but not limited to any aspect of the protocol, data quality, manufacturing or study conduct, Valneva will immediately notify Pfizer of such inquiries and provide reasonable assistance to Pfizer in responding.

5.2.3. After transfer of the IND pursuant to Section 4.2.6(e), Valneva shall ensure that: (i) all directions from any Regulatory Authority and/or ethics committee with jurisdiction over the Valneva Phase 2 Clinical Trials are followed; (ii) all Regulatory Approvals from any Regulatory Authority and/or ethics committee with jurisdiction over the New Phase 2 Clinical Trial are maintained; and (iii) all reports and related documentation relating to the Valneva Phase 2 Clinical Trials are maintained in good scientific manner and in compliance with Applicable Law, including any revisions to reports and related documentation as are necessary to fulfill Pfizer’s obligations as sponsor of the Valneva Phase 2 Clincial Trials upon transfer of the IND from Valneva to Pfizer. Pfizer, as the sponsor, shall lead any discussions with a Regulatory Authority regarding the Valneva Phase 2 Clinical Trials, with Valneva having the right to participate in any such discussions. Prior to any such discussions Pfizer and Valneva shall jointly discuss strategies and content of information to be provided to, and/or discussed with the relevant Regulatory Authority.

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3.	Ratification of the Agreement. Except as expressly set forth in Article 2 above, the Agreement shall remain unmodified and in full force and effect. The execution, delivery and effectiveness of this Amendment No. 2 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the parties to the Agreement, nor constitute a waiver of any provision of the Agreement.

4.	Counterparts. This Amendment No. 2 may be executed in any number of counterparts, each of which shall be an original instrument and all of which, when taken together, shall constitute one and the same agreement.

SIGNATURES IMMEDIATELY FOLLOWING ON NEXT PAGE

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IN WITNESS WHEREOF, the duly authorized representatives of Pfizer and Valneva have executed this Amendment No. 2 as of the date first above written.

Valneva Austria GmbH	Pfizer Inc.
By: /s/[***] By: [***] [***]	By: /s/[***]
Print Name:	Print Name: [***]
Title: [***]	Title: SVP and Head of Vaccine Research & Development
Date: March 21, 2022 mars 22, 2022 (Duly authorized)	Date: March 21, 2022 (Duly authorized)

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EXHIBIT A

Head terms to be detailed in the Transfer Plan:

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